DEAR KILICO POLICY OWNER:

---------------------------------------
GENERAL ECONOMIC OVERVIEW

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable, creating an excellent environment for financial assets. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

The Fed reduced rates again in December and January 1996, this time acknowledging discussions underway to reduce the federal budget deficit. Even with such reduction's by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable the current bull market will come to an end some day. In fact, some sectors may be overextended today.

As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on the Fund's performance.
     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                              NOW (1/31/96) 6 MONTHS AGO 1 YEAR AGO  2 YEARS AGO
    10-YEAR TREASURY RATE(1)        5.65        6.49         7.47      5.97
    PRIME RATE(2)                   8.50        8.75         9.00      6.00
    INFLATION RATE(3)               2.60        2.90         2.87      2.52
    THE U.S. DOLLAR(4)             -0.57       -4.11        -5.54     -0.07
    CAPITAL GOODS ORDERS(5)*       11.63        7.10        23.00     15.48
    INDUSTRIAL PRODUCTION(6)        0.07        3.17         5.41      4.21
    EMPLOYMENT GROWTH(7)            1.18        2.03         3.15      2.49

1 Falling interest rates in recent years have been a big plus for financial assets.

2 The interest rate that commercial lenders charge their best borrowers.

3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

5 These influence corporate profits and equity performance.

6 An influence on corporate profits and equity performance.

7 An influence on family income and retail sales.

*  Data as of November 30, 1995

** Data as of October 31, 1995

SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. For example, Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

We would like now to direct your attention to the performance of the subaccounts, which are investment options available through your annuity contact. Please take a moment to review the market and performance summaries prepared by the portfolio managers.

    KEMPER TOTAL RETURN FUND         PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                24.56%
---------------------------------------------------------

U.S. stock and bond market strength in the third and fourth quarter of 1995 enabled Kemper Total Return Fund to produce its second best year in 10 years.

The fixed-income portion of the Fund served as a "risk limiter" as investing in bonds reduces the overall risk of the Fund and enables us to aggressively manage the Fund's stock holdings for capital appreciation. The Fund's income comes from both the stocks and bonds within the Fund.

Our confidence about the economy throughout the year prompted us to maintain relatively longer maturities in the government bond portion of the Fund, which provided superior returns. In addition, our larger commitments to favored stocks in preferred industry sectors were instrumental in boosting the Fund's participation in the 1995 technology rally.

As 1995 drew to a close, we reduced the Fund's technology exposure while increasing its investment in interest rate-sensitive stocks. We look for modest growth in the economy throughout 1996. For the near term, at least, we expect U.S. markets to offer more attractive opportunities than international markets.

Gary A. Langbaum,
Portfolio Manager                                               February 1, 1996

       KEMPER GROWTH FUND            PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                30.61%
---------------------------------------------------------

NOTE: C. Beth Cotner, portfolio manager of the Growth Fund, resigned in early September to pursue other opportunities. Until a successor is named, the portfolio is being managed by Steven H. Reynolds, chief investment officer for equities.

The Growth Fund posted solid gains for the year ended December 31, 1995, despite increasing market volatility. Concerns about the longevity of the technology sector's bull run and the outlook for corporate earnings growth prompted some profit taking during the fourth quarter, resulting in a series of modest market corrections. Technology stocks were particularly hard hit at year-end, following some disappointing earnings announcements and reports of rising inventories in the telecommunications and semiconductor arenas.

Through the fourth quarter, we focused on reducing the Fund's exposure to technology, health care and consumer non-durable stocks which had enjoyed strong gains earlier in the year. In addition, we've eliminated several positions that proved too small to make a meaningful contribution to performance. With expectations for the economy to strengthen modestly during the first half of 1996, we deployed some of those assets into energy (Enron, Schlumberger, Union Texas Petroleum) and communications/media (Viacom, Cox Communications, AirTouch) sectors. Selected housing-related stocks (Armstrong, Shaw Industries, Home Depot) were also added to the Fund. Following a strong increase in mortgage loan applications in recent months, we believe these stocks may benefit from increased activity during the coming months.

Going forward, our outlook remains positive. While relatively low interest rates and low inflation should favor growth stocks, we think it's going to be a stock picker's market in 1996. In this environment, we believe our strong research and analytical capabilities can help to give us an edge.

Steven H. Reynolds
Portfolio Manager                                               February 1, 1996

       KEMPER INCOME AND
   CAPITAL PRESERVATION FUND         PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                20.16%
---------------------------------------------------------

Last year was a good one for bonds. The Fed's tightening led to a soft landing for the economy-- slow economic growth and low inflation. And, as growth slowed, interest rates began to fall and the performance of fixed-income investments improved. Bond prices increased throughout 1995.

The Fund's average duration was critical to the Fund's strong performance. Duration is a measurement of a portfolio's sensitivity to interest rates. The longer the duration, the more sensitive it is to interest rate changes. In February 1995, indicators revealed that economic growth had begun to slow. At that point, the Fund's average duration was extended as it was anticipated that interest rates would move lower. This adjustment enabled the Fund to benefit from a bond market rally that began early in the second quarter, heightened in May and continued throughout the rest of the year.

Corporate bonds were the Fund's strongest performers during the year and a high level of investment in these bonds was maintained throughout the year. Another contributing factor to performance was the decision to favor U.S. Treasuries over mortgages for much of the year. In April, mortgages represented 12 percent of the Fund. But by May all mortgage holdings were sold to invest in U.S. Treasuries, which outperformed as interest rates fell. This portfolio adjustment was extremely beneficial in terms of total return.

We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. These factors should be positive for the Fund's investments.

Robert S. Cessine
Portfolio Manager                                               February 1, 1996

    KEMPER MONEY MARKET FUND         PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                4.67%
---------------------------------------------------------

1995 started with the Federal Reserve increasing interest rates a half percentage point in February and ending with rates decreasing a quarter percentage in December.

The market generally viewed this second move as a step in the process of gradually moving away from restrictive monetary conditions toward a more neutral monetary policy stance, given the economy's moderate growth pace. However, an extended trend toward lower interest rate levels is not expected at this time.

We believe that there is continuing potential for long-term growth. With long-term rates at current levels, housing and auto sales should continue to be stimulated. These and other factors cause us to believe that the economy should exhibit improved growth as the year progresses.

In the meantime, the Money Market Fund currently has a longer than usual average maturity because of our outlook for stable to slightly lower rates for the next several months.

Frank J. Rachwalski, Jr.
Portfolio Manager                                               February 1, 1996

     KEMPER HIGH YIELD FUND          PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                16.30%
---------------------------------------------------------

Corporate high yield bonds posted solid gains in 1995. Healthy corporate earnings, slow economic growth and declining interest rates created a positive environment for lower-rated and non-rated securities.

1995 was a good year. The High Yield Fund generated a strong total return, which outweighed its few credit concerns. The corporate sector benefited from favorable levels of supply and demand. Demand for the higher income offered by high yield corporate bonds was stimulated by a decline in yields in the U.S. Treasury and investment grade sectors.

At the same time, there was a decrease in new issues, which also helped high yield prices. The Fund's exposure to BB-rated bonds, in particular, contributed to performance. BB-rated bonds are the highest quality tier of high yield bonds, and their price movement tends to be more closely correlated to U.S. Treasuries than lower quality bonds. This was positive for the Fund as the U.S. Treasury market rallied throughout most of the year.

Looking ahead, we anticipate continued slow economic growth, a benign rate of inflation and the possibility of further interest rate cuts. We also anticipate a favorable supply and demand balance. Together, these factors should be positive for the Fund and the high yield market overall.

Michael A. McNamara
Harry E. Resis, Jr.
Co-Portfolio Managers                                           February 1, 1996

 KEMPER DIVERSIFIED INCOME FUND      PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                18.50%
---------------------------------------------------------

Last year was a very positive one for the bond market and the Fund as well. Interest rates moved lower, economic growth continued but at a slower rate, and inflation remained low -- creating an excellent environment for the Fund's investments.

We adopted an investment strategy that favored long term bonds, which helped the Fund's performance as interest rates fell during the year. Foreign currency bonds, U.S. government securities and high yield bonds all contributed to the strong performance of the Fund. Emerging market investments underperformed during the first quarter but by the close of the year, this sector posted gains for the Fund.

Our economic outlook for 1996 is positive. We anticipate continued slow to moderate economic growth, a benign level of inflation and interest rates that should continue to fall. Further contributing to this scenario is the likelihood that a meaningful balanced federal budget agreement will be reached. If that happens, it is possible that interest rates may move even lower. All of these factors would contribute to a positive environment for the Fund's fixed-income investments.

Michael A. McNamara
Harry E. Resis, Jr.
Co-Portfolio Managers                                           February 1, 1996

     KEMPER U.S. GOVERNMENT
        SECURITIES FUND               PERCENT CHANGE IN
   SEPARATE ACCOUNT DIVISION      ACCUMULATION UNIT VALUE+
---------------------------------------------------------
For The Year Ended 12/31/95                17.21%
---------------------------------------------------------

The government market posted impressive gains in 1995 as slower economic growth quelled investors' concerns about inflation. The government market experienced bouts of market volatility during the year as investors questioned the depth of the inventory correction, the underlying strength of the economy and the possibility of a federal budget deficit accord. By the end of the year, the yield on the two year Treasury note fell below 5.25 percent and the yield on the 30 year long bond pierced 6.0 percent for the first time in two years.

The excellent total return performance of the Fund was due to our decision to maintain a long duration and to favor U.S. Treasuries over mortgages for much of the year. Early in the second quarter, the portfolio's U.S. Treasury holdings were increased and U.S. Treasuries outperformed mortgages for most of the period as volatility and prepayment fears caused mortgages to underperform their U.S. Treasury counterparts.

We anticipate continued economic growth at a non-inflationary pace, and a steady to somewhat lower interest rate environment. If a meaningful balanced federal budget agreement is ironed out, the potential for further interest rate declines would be enhanced. The environment for fixed-income investments should remain positive.

J. Patrick Beimford
Portfolio Manager                                               February 1, 1996

We appreciate your support as a Kemper policy owner and look forward to continuing to serve your insurance needs.

Sincerely,

John B. Scott                                  Stephen B. Timbers
John B. Scott                                  Stephen B. Timbers
President                                      President
Chief Executive Officer                        Chief Executive Officer
Kemper Investors Life                          Chief Investment Officer
Insurance Company                              Kemper Financial Services, Inc.

[PHOTO]                                                         [PHOTO]

  + The percent change in accumulation unit value is net of mortality and expense risk charges. No adjustment has been made for the annual $25 records maintenance charge or surrender charges. No withdrawals are assumed. The returns are based upon historical results and are not representative of future results. For the Money Market Fund, there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share and the Fund is not insured or guaranteed by the U.S. Government. For the High Yield Fund, investment in lower-rated and non-rated securities present greater risk of loss to principal and interest than higher-rated securities.

                                ----------------
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                                   LEFT BLANK
                                ----------------

                          INDEPENDENT AUDITORS' REPORT

THE BOARD OF DIRECTORS
KEMPER INVESTORS LIFE INSURANCE COMPANY:

We have audited the accompanying combined statement of assets and liabilities and contract owners' equity of Kemper Investors Life Insurance Company Variable Annuity Account C as of December 31, 1995, and the related combined statement of operations for the year then ended, and the combined statements of changes in contract owners' equity for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Kemper Investors Life Insurance Company Variable Annuity Account C as of December 31, 1995, and the combined results of its operations for the year then ended, and the combined changes in its contract owners' equity for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

Chicago, Illinois
February 16, 1996

KEMPER INVESTORS LIFE INSURANCE COMPANY
VARIABLE ANNUITY ACCOUNT C

COMBINED STATEMENT OF ASSETS AND LIABILITIES AND CONTRACT OWNERS' EQUITY

DECEMBER 31, 1995
(IN THOUSANDS)

                                                                                      Kemper
                                                          Kemper                      Income         Kemper       Kemper
                                                          Total        Kemper      and Capital       Money         High
                                                          Return       Growth      Preservation      Market       Yield
                                                           Fund         Fund           Fund           Fund         Fund
                                            Combined     Division     Division       Division       Division     Division
                                            --------     --------     --------     ------------     --------     --------
ASSETS
  Investments, at current value.........   $ 28,153        9,042        6,590          1,509          6,316        2,263
  Dividends and other receivables.......         40            1            4             --             --           18
                                           --------      -------      -------         ------        -------      -------
        Total assets....................     28,193        9,043        6,594          1,509          6,316        2,281
                                           --------      -------      -------         ------        -------      -------
LIABILITIES AND CONTRACT OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      charges...........................         24            8            6              1              5            2
    Other...............................         29            6            5              1             14            2
                                           --------      -------      -------         ------        -------      -------
        Total liabilities...............         53           14           11              2             19            4
                                           --------      -------      -------         ------        -------      -------
  Contract owners' equity...............   $ 28,140        9,029        6,583          1,507          6,297        2,277
                                           ========      =======      =======         ======        =======      =======
ANALYSIS OF CONTRACT OWNERS' EQUITY
  Deficiency of payments for units
    redeemed over proceeds from units
    sold................................   $(56,975)      (6,542)      (4,103)        (2,029)       (36,985)      (3,118)
  Accumulated net investment income.....     80,710       12,949        8,697          3,333         43,282        5,340
  Accumulated net realized gain (loss)
    on sales of investments.............        858          828          526             82             --          (62)
  Unrealized appreciation (depreciation)
    of investments......................      3,547        1,794        1,463            121             --          117
                                           --------      -------      -------         ------        -------      -------
  Contract owners' equity...............   $ 28,140        9,029        6,583          1,507          6,297        2,277
                                           ========      =======      =======         ======        =======      =======


                                            Kemper        Kemper U.S.
                                          Diversified     Government
                                            Income        Securities
                                             Fund            Fund
                                           Division        Division
                                          -----------     -----------
ASSETS
  Investments, at current value.........       230            2,203
  Dividends and other receivables.......         4               13
                                             -----           ------
        Total assets....................       234            2,216
                                             -----           ------
LIABILITIES AND CONTRACT OWNERS' EQUITY
  Liabilities:
    Mortality and expense risk
      charges...........................        --                2
    Other...............................        --                1
                                             -----           ------
        Total liabilities...............        --                3
                                             -----           ------
  Contract owners' equity...............       234            2,213
                                             =====           ======
ANALYSIS OF CONTRACT OWNERS' EQUITY
  Deficiency of payments for units
    redeemed over proceeds from units
    sold................................      (393)          (3,805)
  Accumulated net investment income.....     1,389            5,720
  Accumulated net realized gain (loss)
    on sales of investments.............      (736)             220
  Unrealized appreciation (depreciation)
    of investments......................       (26)              78
                                             -----           ------
  Contract owners' equity...............       234            2,213
                                             =====           ======

See accompanying notes to combined financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY
VARIABLE ANNUITY ACCOUNT C

COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1995
(IN THOUSANDS)

                                                                                   Kemper
                                                       Kemper                      Income         Kemper       Kemper
                                                       Total        Kemper      and Capital       Money         High
                                                       Return       Growth      Preservation      Market       Yield
                                                        Fund         Fund           Fund           Fund         Fund
                                         Combined     Division     Division       Division       Division     Division
                                         --------     --------     --------     ------------     --------     --------
Dividends and capital gains
  distributions.........................  $2,312          702          676           111            400          241
Expenses:
  Mortality and expense risk charges....     285           92           63            15             69           23
  Maintenance fee.......................      17            5            3             1              6            1
                                         -------      -------      -------           ---            ---          ---
    Total expenses......................     302           97           66            16             75           24
                                         -------      -------      -------           ---            ---          ---
Net investment income...................   2,010          605          610            95            325          217
                                         -------      -------      -------           ---            ---          ---
Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on sales of
    investments.........................     621          249          377            (9)            --           15
  Change in unrealized appreciation of
    investments.........................   2,435        1,160          732           192             --          114
                                         -------      -------      -------           ---            ---          ---
Net realized and unrealized gain on
  investments...........................   3,056        1,409        1,109           183             --          129
                                         -------      -------      -------           ---            ---          ---
Net increase in contract owners' equity
  resulting from operations.............  $5,066        2,014        1,719           278            325          346
                                         =======      =======      =======           ===            ===          ===


                                            Kemper         Kemper U.S.
                                          Diversified      Government
                                            Income         Securities
                                             Fund             Fund
                                           Division         Division
                                          -----------     -------------
Dividends and capital gains
  distributions.........................       23              159
Expenses:
  Mortality and expense risk charges....        2               21
  Maintenance fee.......................       --                1
                                               --              ---
    Total expenses......................        2               22
                                               --              ---
Net investment income...................       21              137
                                               --              ---

Net realized and unrealized gain (loss)
  on investments:
  Net realized gain (loss) on sales of
    investments.........................       (9)              (2)
  Change in unrealized appreciation of
    investments.........................       30              207
                                               --              ---
Net realized and unrealized gain on
  investments...........................       21              205
                                               --              ---
Net increase in contract owners' equity
  resulting from operations.............       42              342
                                               ==              ===

See accompanying notes to combined financial statements.

KEMPER INVESTORS LIFE INSURANCE COMPANY
VARIABLE ANNUITY ACCOUNT C

COMBINED STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY

FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
(IN THOUSANDS)

                                                                                             Kemper Total
                                                                                                Return          Kemper Growth
                                                                          Combined          Fund Division       Fund Division
                                                                      -----------------    ----------------    ----------------
                                                                       1995       1994      1995      1994      1995      1994
                                                                      -------    ------    ------    ------    ------    ------
Operations:
  Net investment income.............................................  $ 2,010       963       605       154       610        20
  Net realized gain (loss) on sales of investments..................      621        68       249        20       377       156
  Change in unrealized appreciation (depreciation) of investments...    2,435    (2,773)    1,160    (1,418)      732      (628)
                                                                      -------    ------    ------    ------    ------    ------
    Net increase (decrease) in contract owners' equity resulting
      from operations...............................................    5,066    (1,742)    2,014    (1,244)    1,719      (452)
                                                                      -------    ------    ------    ------    ------    ------
Account unit transactions:
  Proceeds from units sold..........................................      603       559       101       184       114       169
  Net transfers (to) from affiliate or divisions....................     (241)     (451)     (299)     (885)      (70)      451
  Payments for units redeemed.......................................   (6,952)   (6,902)   (2,120)   (1,710)   (1,500)   (1,631)
                                                                      -------    ------    ------    ------    ------    ------
    Net decrease in contract owners' equity from account unit
      transactions..................................................   (6,590)   (6,794)   (2,318)   (2,411)   (1,456)   (1,011)
                                                                      -------    ------    ------    ------    ------    ------
Total increase (decrease) in contract owners' equity................   (1,524)   (8,536)     (304)   (3,655)      263    (1,463)
Contract owners' equity:
  Beginning of year.................................................   29,664    38,200     9,333    12,988     6,320     7,783
                                                                      -------    ------    ------    ------    ------    ------
  End of year.......................................................  $28,140    29,664     9,029     9,333     6,583     6,320
                                                                      =======    ======    ======    ======    ======    ======

See accompanying notes to combined financial statements.

                                                                                                                 Kemper
                Kemper Income                                                                                 Diversified
                 and Capital                         Kemper                            Kemper                    Income
                Preservation                      Money Market                       High Yield                   Fund
                Fund Division                     Fund Division                     Fund Division               Division
        -----------------------------     -----------------------------     -----------------------------     ------------
            1995             1994             1995             1994             1995             1994             1995
        ------------     ------------     ------------     ------------     ------------     ------------     ------------
               95              116              325              261              217              217              21
               (9)             (11)              --               --               15              (62)             (9)
              192             (191)              --               --              114             (250)             30
            -----            -----           ------           ------            -----           ------             ---
              278              (86)             325              261              346              (95)             42
            -----            -----           ------           ------            -----           ------             ---
               13               18              311              116               36               42               5
               32             (222)            (164)           1,049              140             (568)             (6)
             (421)            (174)          (2,110)          (2,186)            (435)            (667)            (38)
            -----            -----           ------           ------            -----           ------             ---
             (376)            (378)          (1,963)          (1,021)            (259)          (1,193)            (39)
            -----            -----           ------           ------            -----           ------             ---
              (98)            (464)          (1,638)            (760)              87           (1,288)              3
            1,605            2,069            7,935            8,695            2,190            3,478             231
            -----            -----           ------           ------            -----           ------             ---
            1,507            1,605            6,297            7,935            2,277            2,190             234
            =====            =====           ======           ======            =====           ======             ===


          Kemper
       Diversified
         Income                    Kemper U.S.
          Fund               Government Securities
        Division                Fund Division
      ------------     -----------------------------
          1994             1995             1994
      ------------     ------------     ------------
            19               137              176
           (17)               (2)             (18)
           (17)              207             (269)
           ---             -----            -----
           (15)              342             (111)
           ---             -----            -----
             7                23               23
            33               126             (309)
           (54)             (328)            (480)
           ---             -----            -----
           (14)             (179)            (766)
           ---             -----            -----
           (29)              163             (877)
           260             2,050            2,927
           ---             -----            -----
           231             2,213            2,050
           ===             =====            =====

KEMPER INVESTORS LIFE INSURANCE COMPANY
VARIABLE ANNUITY ACCOUNT C

NOTES TO COMBINED FINANCIAL STATEMENTS

(1) GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Kemper Investors Life Insurance Company Variable Annuity Account C (the "Separate Account") is a unit investment trust registered under the Investment Company Act of 1940, as amended, established by Kemper Investors Life Insurance Company ("KILICO"). KILICO is owned by Kemper Corporation which was acquired by an investor group led by Zurich Insurance Company ("Zurich") on January 4, 1996.

The Separate Account is divided into seven subaccounts and each subaccount invests exclusively in a corresponding Kemper Fund. Each fund is an open-end diversified management investment company.

SECURITY VALUATION

The investments are stated at current value which is based on the closing bid price, net asset value, at December 31, 1995.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividends and capital gains distributions are recorded as income on the ex-dividend date. Realized gains and losses from security transactions are reported on an identified cost basis.

ACCUMULATION UNIT VALUATION

On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 p.m. (Chicago time) or the close of the Exchange by dividing the total value of each Division's investments and other assets, less liabilities, by the number of accumulation units outstanding in the respective Division.

FEDERAL INCOME TAXES

Under Revenue Ruling 81-225, the contract owner is treated as the owner of the underlying fund shares with respect to purchase payments made after December 31, 1980, except in the case of Individual Retirement Annuities, tax sheltered 403(b) annuities and annuities under a qualified 403(a) retirement plan issued before September 22, 1981 ("Qualified Contracts").

With respect to purchase payments made before January 1, 1981, and Qualified Contracts, KILICO is treated as the owner of the underlying fund shares and the contract owner is treated as the owner of an annuity contract for all Federal income tax purposes. Under current law, dividends and realized gains attributable to fund shares considered owned by KILICO are not currently taxed to the extent they are applied to liabilities under the contract.

The Tax Reform Act of 1984 authorized the Secretary of the Treasury to prescribe diversification requirements for the investments underlying a variable annuity contract. The final regulation issued March 1, 1989, provided that such diversification requirements do not apply to Qualified Contracts or purchase payments before January 1, 1981.

(2) SUMMARY OF INVESTMENTS

Investments, at cost, at December 31, 1995, are as follows (in thousands):

                                                                                                     Shares
                                                                                                     Owned           Cost
                                                                                                     -----         --------
  INVESTMENTS
  Kemper Total Return Fund.........................................................................    883         $  7,248
  Kemper Growth Fund...............................................................................    440            5,127
  Kemper Income and Capital Preservation Fund......................................................    170            1,388
  Kemper Money Market Fund.........................................................................  6,316            6,316
  Kemper High Yield Fund...........................................................................    283            2,146
  Kemper Diversified Income Fund...................................................................     38              256
  Kemper U.S. Government Securities Fund...........................................................    244            2,125
                                                                                                                   --------
        TOTAL INVESTMENTS..........................................................................                $ 24,606
                                                                                                                   ========

The underlying investments of the Funds are summarized below.

KEMPER TOTAL RETURN FUND: This Fund invests in fixed-income securities (bonds and other debt securities) and equity securities (stocks). The Fund also may invest a small portion of its assets in put and call options, purchase and sell financial futures contracts and options thereon, invest in foreign securities, engage in related foreign currency transactions and lend its securities.

KEMPER GROWTH FUND: This Fund invests primarily in common stocks but can invest in any security with potential for capital growth. The Fund may also invest a small portion of its assets in put and call options, purchase and sell financial futures contracts and options thereon, invest in foreign securities, engage in foreign currency transactions and lend its securities.

KEMPER INCOME AND CAPITAL PRESERVATION FUND: This Fund invests primarily in investment grade debt securities including corporate bonds, United States or Canadian Government securities, commercial paper and money market instruments. The Fund may also purchase and sell put and call options and financial futures and options thereon, invest in foreign securities and engage in related foreign currency transactions.

KEMPER MONEY MARKET FUND: This Fund invests primarily in short-term obligations of major banks and corporations.

KEMPER HIGH YIELD FUND: This Fund invests in fixed-income securities. The Fund may also sell put and call options and financial futures contracts and options thereon, invest in foreign securities and engage in related foreign currency transactions. The Fund invests a substantial portion of its net assets in high yielding fixed-income securities. These securities will ordinarily be in the lower rating categories of recognized rating agencies or will be non-rated, and generally will involve more risk than securities in the higher rating categories.

KEMPER DIVERSIFIED INCOME FUND: This Fund invests primarily in fixed-income securities and dividend paying common stocks and by writing options. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds. The Fund may also invest a small portion of its assets in put and call options, purchase and sell financial futures contracts and options thereon, invest in foreign securities, engage in foreign currency and delayed delivery transactions and lend its securities.

KEMPER U.S. GOVERNMENT SECURITIES FUND: This Fund invests in obligations issued or guaranteed by the U.S. Government or its agencies.

(3) TRANSACTIONS WITH AFFILIATES

KILICO assumes the mortality risks associated with the annuity contracts and incurs all expenses involved in administering the contracts. In return, KILICO assesses a daily charge based on assets for mortality and expense risk which amounts to an aggregate of one percent (1.00%) per annum. Additionally, KILICO assesses against each contract participating in the Separate Account a records maintenance charge of $25 on December 31st of each calendar year whether or not any purchase payments have been made during the year.

Proceeds payable on the redemption of units are reduced by the amount of any applicable contingent deferred sales charge. During the year ended December 31, 1995, KILICO received contingent deferred sales charges of approximately $12,300.

Kemper Financial Services, Inc. ("KFS"), an affiliated company, is the investment manager of the funds which serve as the underlying investments of the Separate Account. In connection with the acquisition of Kemper Corporation on January 4, 1996, Zurich also acquired 100% of KFS.

(4) NET TRANSFERS (TO) FROM AFFILIATE OR DIVISIONS

Net transfers (to) from affiliate or divisions include transfers of all or part of the contract owner's interest to or from another Division or to the general account of KILICO.

(5) CONTRACT OWNERS' EQUITY

The contract owners' equity is affected by the investment results of each fund and contract charges. The accompanying combined financial statements include only contract owners' payments pertaining to the variable portions of their contracts and exclude any payments for the fixed portion, the latter being included in the general account of KILICO. Contract owners may elect to annuitize the contract under one of several annuity options, as specified in the prospectus.

Contract owners' equity at December 31, 1995, is as follows (in thousands, except unit value; differences are due to rounding):

                                                                                                                     Contract
                                                                    Number                    Unit                   Owners'
                                                                   of Units                  Value                    Equity
                                                               ----------------              ------              ----------------
SEPARATE ACCOUNT DIVISION
Kemper Total Return Fund............  Qualified                           1,851              $     4.854             $      8,985
                                      Nonqualified                            9                    4.857                       44
                                                                                                                         --------
                                                                                                                            9,029
                                                                                                                         --------
Kemper Growth Fund..................  Qualified                           1,120                    5.826                    6,525
                                      Nonqualified                           10                    5.811                       58
                                                                                                                         --------
                                                                                                                            6,583
                                                                                                                         --------
Kemper Income and Capital
  Preservation Fund.................  Qualified                             338                    4.466                    1,507
                                                                                                                         --------
Kemper Money Market Fund............  Qualified                           2,187                    2.770                    6,058
                                      Nonqualified                           86                    2.770                      239
                                                                                                                         --------
                                                                                                                            6,297
                                                                                                                         --------
Kemper High Yield Fund..............  Qualified                             426                    4.998                    2,129
                                      Nonqualified                           29                    5.128                      148
                                                                                                                         --------
                                                                                                                            2,277
                                                                                                                         --------
Kemper Diversified Income Fund......  Qualified                              80                    2.924                      234
                                                                                                                         --------
                                                                                                                              234
                                                                                                                         --------
Kemper U.S. Government Securities
  Fund..............................  Qualified                             538                    3.952                    2,126
                                      Nonqualified                           21                    4.107                       87
                                                                                                                         --------
                                                                                                                            2,213
                                                                                                                         --------
TOTAL CONTRACT OWNERS' EQUITY...........................................................................             $     28,140
                                                                                                                          =======

                                    ANNUAL
                                    REPORT


                                    Kemper
                                  Advantage


                    Individual Variable Annuity Contracts


                   Kemper Investors Life Insurance Company


                          Variable Annuity Account C




Period ended                                          [ZURICH KEMPER LIFE LOGO]
December 31, 1995






This publication may be distributed to the public only if preceded or accompanied by a prospectus.

Distributed by
Investors Brokerage Services, Inc.

                             Kemper Investors Life Insurance Company
[ZURICH KEMPER LIFE LOGO]    1 Kemper Drive
                             Long Grove, IL 60049

Policy form series
L-5672, L-5454 & L-5797                                        L-5759(2/96)1042

                            [RECYCLED PAPER LOGO]
                                                                        1012110